EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX EQUITYHEDGE U.S. STRATEGY FUND

(THE “FUND”)

Supplement dated October 24, 2014 to Prospectus for the Fund dated June 27, 2013 as amended from time to time (“Prospectus”).

The information in this supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with such documents.

Change in Investment Strategy and Reduction in Investment Advisory Fee

Effective on November 1, 2014, the Fund’s investment strategy will change from the Fund’s current “manager of managers” approach whereby the Adviser selects and oversees multiple sub-advisers who manage separate segments or “sleeves” of the Fund’s portfolio each comprised of investments in equity or equity-related securities that are traded in U.S. markets or the issuers of which are domiciled in the United States. The new strategy will replace the strategy described under “Principal Investment Strategies - The Equity Strategy” in the Fund’s Prospectus. Under the revised investment strategy, the Fund pursues its equity strategy by investing in a combination of (i) derivatives instruments such as futures, options or swaps that provide exposure to broad-based equity indices comprised of equity or equity related securities that are traded in U.S. markets or the issuers of which are domiciled in the United States (each, an “Equity Index”), and/or (ii) exchange traded funds (“ETFs”) or other investment companies that that seek to track the composition and/or performance of a specific Equity Index. The Fund will continue to employ an overlay strategy to hedge the Fund’s overall exposure to the equity markets as described in the Fund’s Prospectus under “Principal Investment Strategies - The Hedging Strategy”. The investment objective of the Fund will not change.

In connection with the change of the Fund’s investment strategy, the Board of Trustees of the Trust approved, contingent upon shareholder approval, a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Equinox Institutional Asset Management, LP (the “Adviser”) to decrease the investment advisory fee payable by the Fund to the Adviser from 1.95% of the Fund’s average daily net assets to 0.95% of the Fund’s average daily net assets. Effective with the strategy change on November 1, 2014, the Board also approved a decrease in the fee waiver and expense reimbursement arrangements with the Adviser to correspond with the decreased advisory fee. Under the new fee waiver and expense reimbursement arrangements the Adviser will reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, Trading Company expenses, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.45% of average daily net assets for Class A Shares, 2.20% of average daily net assets for Class C shares, and 1.20% of average daily net assets for Class I shares (on an annual basis). These expense limitation arrangements will remain in place until October 31, 2015, unless the Board approves their earlier termination.

Changes to the Portfolio Management Team

As of October 31, 2014, Ajay Dravid and Rufus Rankin will be primarily responsible for the day-to-day management of the Fund. As of the same date, Afroz Qadeer and Sue Osborne will no longer be members of the portfolio management team for the Fund.

The following replaces the information in the section titled “Portfolio Managers” on page 7 of the Prospectus:

Portfolio Managers:

The portfolio management team includes the following members as of October 31, 2014:

•	Ajay Dravid, Chief Investment Officer, portfolio manager of the Fund since the inception in September 2013.

•	Rufus Rankin, Director of Research, portfolio manager of the Fund since the inception in September 2013.

The following replaces the information in the section titled “Portfolio Managers” on page 16 of the Prospectus:

PORTFOLIO MANAGERS:

Dr. Ajay Dravid is the Managing Director of Portfolio Strategy for Equinox Fund Management, LLC, an affiliate of the Adviser, since 2011. Dr. Dravid has also been appointed as Chief Investment Officer of Equinox Institutional Asset Management, LP, effective on November 1, 2014. As a co-portfolio manager of Equinox Funds’ mutual funds, Dr. Dravid is involved in day-to-day portfolio and risk management, as well as in developing and structuring new products. Prior to joining Equinox Funds, Dr. Dravid was a consultant and a member of the Executive Committee of Equinox Frontier Funds. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. From 2004 to 2006, he was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a co-portfolio manager for the Multi-Strategy Arbitrage funds, a quantitative analyst for Equity Long-Short funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and in client services. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. Prior to this, he was an Assistant Professor of Finance at the Wharton School.

Dr. Dravid has published numerous papers in leading academic and practitioner journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr.

Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University. He holds a securities license Series 7 and CFTC/NFA Series 3 registration.

Dr. Rufus Rankin is the Director of Portfolio Management for Equinox Fund Management, LLC, an affiliate of the Adviser, since 2011. Dr. Rankin has also been appointed as Director of Research for Equinox Institutional Asset Management, LP, effective on November 1, 2014. Dr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by Equinox Funds, a role that requires daily contact with and evaluation of CTAs, and other alternative investment managers. He is a co-portfolio manager of the firm’s mutual funds. Prior to his current role, he was Product Development Manager at Solon Capital, LLC, an affiliate of the Adviser. Before then, he performed sales at SEI from August 2005 to February 2009, and was previously at Morgan Stanley from September 2004 to August 2005. Dr. Rankin holds a BA in Philosophy and a Masters in International Studies from North Carolina State University and a Doctorate of Business Administration from Grenoble Ecole de Management. His doctoral dissertation focused on statistical methods of enhancing multi-manager and multi-asset portfolio diversification, with an emphasis on portfolios of CTAs and Hedge Funds.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectus and SAI to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The information in this supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with such documents. Investors should retain this supplement for future reference.

EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX EQUITYHEDGE U.S. STRATEGY FUND

(THE “FUND”)

Supplement dated October 24, 2014

to the Statement of Additional Information (“SAI”) for the Fund dated June 27, 2013

The information in this supplement contains new and additional information beyond that in the currently effective SAI for the Fund dated on or before the date of this supplement and should be read in conjunction with any of the Fund’s Prospectus.

As of October 31, 2014, Ajay Dravid and Rufus Rankin will be primarily responsible for the day-to-day management of the Fund. As of the same date, Afroz Qadeer and Sue Osborne will no longer be members of the portfolio management team for the Fund.

The following replaces the information in the section titled “Portfolio Manager” on page 17 of the SAI:

PORTFOLIO MANAGERS

This section supplements the information about Ajay Dravid and Rufus Rankin, the Funds’ portfolio management team, provided in the Prospectus under the heading “Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned and compensation. As of October 31, 2014, Afroz Qadeer and Sue Osborne are no longer members of the portfolio management team of the Funds.

Compensation. Dr. Dravid and Dr. Rankin are each paid a fixed salary and discretionary bonus by the Adviser, which is contingent upon the overall performance of the Adviser and each individual’s contribution to the Adviser’s performance, and is not directly contingent upon the performance of the Funds. Dr. Dravid and Dr. Rankin have also been granted equity interests in Equinox Financial Group, LLC (“EFG”), a majority owner of the Adviser and its affiliates, which allows them to share in a certain portion of the business profits earned by EFG and its subsidiaries, including the Adviser.

Fund Shares Owned by the Portfolio Managers. Neither Dr. Dravid nor Dr. Rankin owns any shares of the Funds as of June 30, 2014.

Other Accounts. In addition to each Fund, Dr. Dravid and Dr. Rankin are responsible for the day-to-day management of certain other accounts, as listed below. The information below with respect to Dr. Dravid and Dr. Rankin is provided as of September 30, 2014, the Funds’ most recent fiscal year end.

Ajay Dravid

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$977,546,736	N/A	N/A

Other Pooled Investment Vehicles	1	$151,824,248	1	$151,824,248
Other Accounts	N/A	N/A	N/A	N/A

Rufus Rankin

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$977,546,736	N/A	N/A
Other Pooled Investment Vehicles	1	$151,824,248	1	$151,824,248
Other Accounts	N/A	N/A	N/A	N/A

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts referenced above, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund’s trade, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Proxy Voting Policies. The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-643-3431; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888- 643-3431; and will be sent within three business days of receipt of a request.

Investors should retain this Supplement for future reference.